Exhibit 10.11(A)

BCM

CONFIDENTIAL

July 16, 2014

Philip Wagenheim
President
AllTranz, Inc.
1122 Oak Hill Drive, Suite 160
Lexington, Kentucky 40505

Re:                             BCM Letter Agreement

Dear Mr. Wagenheim,

This letter agreement confirms our understanding regarding the provision of financial advisory services by Broadband Capital Management LLC (“BCM”) to AllTranz, Inc. (the “Company”).

BCM will provide those services as are mutually agreed between BCM and the Company, which may include strategic advisory services, advice on Company positioning, valuation analyses, advice regarding additional financing and assisting the Company in identifying and retaining managers, directors and employees (the “Services”). In exchange for such services, the Company will pay BCM a cash fee of $250,000 within thirty (30) days of the execution of this letter agreement.

In addition, the Company hereby agrees to indemnify BCM for any such Services under Exhibit A to that certain Engagement Letter by and between BCM and the Company dated March 7, 2014 (the “Engagement Letter”).  No terms or conditions of the Engagement Letter are otherwise affected hereby.

This letter agreement does not constitute an agreement with respect to any sort of transaction and no legal obligation of any kind whatsoever shall be deemed to exist except as to the matters specifically agreed to herein.

The Company expressly agrees that monetary damages may be inadequate to compensate BCM for any breach of this letter agreement. Accordingly, the Company agrees and acknowledges that any such breach or threatened breach may cause irreparable injury to the BCM and that, in addition to any other remedies that may be available, in law, in equity or otherwise, BCM shall be entitled to obtain injunctive relief against the threatened breach of this letter agreement or the continuation of any actual breach, without the necessity of proving actual damages and without the necessity of posting bond or other security.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein, without giving effect to its conflicts of laws principles or rules. Any dispute arising under or in connection with this agreement shall be brought in a court in New York, New York. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY SUCH DISPUTE. This letter agreement may be amended, or its requirements waived, only by a writing signed by the person or persons against whom enforcement of the waiver or amendment is sought.

This letter agreement, together with Exhibit A to the Engagement Letter, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. The officer, manager or individual signing below is duly authorized to execute this agreement and upon execution it shall be binding against the Company and BCM and in full force and effect.

This letter agreement may not be assigned by the Company or BCM without the prior written consent of the other party. This letter agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same letter agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

If any term or provision of this letter agreement shall be found to be illegal or unenforceable, then, notwithstanding that term, all other terms of this letter agreement shall remain in full force and effect.

[Signature page follows]

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Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to us.

Very truly yours,

BROADBAND CAPITAL MANAGEMENT LLC

		By:	/s/ Michael Rapp
		Name:	Michael Rapp
		Title:	Chairman

Agreed and accepted as of the date first set forth above:

AllTranz, Inc.

By:	/s/ Philip Wagenheim
Name:	Philip Wagenheim
Title:	President

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BCM

CONFIDENTIAL

September 3, 2014

Philip Wagenheim
President
Zynerba Pharmaceuticals, Inc.
712 Fifth Avenue, 22nd Floor
New York, New York 10019

Re:                             Amendment No. 1 to Advisory Services Agreement with Broadband Capital Management

Dear Mr. Wagenheim:

This Amendment No. 1 (the “Amendment”) confirms certain additional terms to the BCM letter agreement by and between Broadband Capital Management LLC (“BCM”) and Zynerba Pharmaceuticals, Inc., f/k/a AllTranz, Inc, (the “Company”) dated as of July 16, 2014 (the “Agreement”) pursuant to which the Broadband Capital Management LLC (“BCM”) agreed to provide advisory services. The Amendment is being entered into in recognition of the incremental scope and duration of services that BCM is providing to the company and provides for corresponding fees for such efforts, specifically, a grant of 544,483 shares of common stock of the Company. Terms used but not defined herein will have the definition ascribed to such term in the Agreement.

Paragraph 2, which currently reads as set forth below:

BCM will provide those services as are mutually agreed between BCM and the Company, which may include strategic advisory services, advice on Company positioning, valuation analyses, advice regarding additional financing and assisting the Company in identifying and retaining managers, directors and employees (the “Services”). In exchange for such services, the Company will pay BCM a cash fee of $250,000 within thirty (30) days of the execution of this letter agreement.

Shall be amended and replaced in its entirety as set forth below:

BCM will provide those services as are mutually agreed between BCM and the Company, which may include strategic advisory services, advice on Company positioning, valuation analyses, advice regarding additional financing and assisting the Company in identifying and retaining managers, directors and employees (the “Services”). In exchange for such services, the Company will pay BCM a cash fee of $250,000 within thirty (30) days of the execution of this letter agreement and issue 544,483 shares of common stock of the Company to be structured in a tax efficient manner.

Except as specifically amended hereby, the Agreement shall remain in full force and effect.

[Signature page follows]

Broadband Capital Management LLC | 712 Fifth Avenue, New York, New York 10019 | tel 212.759.2020 | fax 212.702.9830

www.broadbandcapital.com

Member FINRA, SIPC

Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to us.

Very truly yours,

BROADBAND CAPITAL MANAGEMENT LLC

		By:	/s/ Michael Rapp
		Name:	Michael Rapp
		Title:	Chairman

Agreed and accepted as of the date first set forth above:

AllTranz, Inc.

By:	/s/ Philip Wagenheim
Name:	Philip Wagenheim
Title:	President

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BCM

CONFIDENTIAL

September 18, 2014

Philip Wagenheim
President
Zynerba Pharmaceuticals, Inc.
712 Fifth Avenue, 22nd Floor
New York, New York 10019

Re:                             Amendment No. 2 to Advisory Services Agreement with Broadband Capital Management

Dear Mr. Wagenheim:

This Amendment No. 2 (the “Amendment”) confirms certain additional terms to the BCM letter agreement by and between Broadband Capital Management LLC (“BCM”) and Zynerba Pharmaceuticals, Inc., f/k/a AllTranz, Inc, (the “Company”) dated as of July 16, 2014, as amended by Amendment No. 1 on September 3, 2014 (as amended, the “Agreement”) pursuant to which the Broadband Capital Management LLC (“BCM”) agreed to provide advisory services. The Amendment is being entered into in recognition of the incremental scope and duration of services that BCM is providing to the company and provides for corresponding fees for such efforts, specifically, a grant of 545,192 shares of common stock of the Company. Terms used but not defined herein will have the definition ascribed to such term in the Agreement.

Paragraph 2, which currently reads as set forth below:

BCM will provide those services as are mutually agreed between BCM and the Company, which may include strategic advisory services, advice on Company positioning, valuation analyses, advice regarding additional financing and assisting the Company in identifying and retaining managers, directors and employees (the “Services”). In exchange for such services, the Company will pay BCM a cash fee of $250,000 within thirty (30) days of the execution of this letter agreement.

Shall be amended and replaced in its entirety as set forth below:

BCM will provide those services as are mutually agreed between BCM and the Company, which may include strategic advisory services, advice on Company positioning, valuation analyses, advice regarding additional financing and assisting the Company in identifying and retaining managers, directors and employees (the “Services”). In exchange for such services, the Company will pay BCM a cash fee of $250,000 within thirty (30) days of the execution of this letter agreement and issue 1,089,676 shares of common stock of the Company to be structured in a tax efficient manner.

Except as specifically amended hereby, the Agreement shall remain in full force and effect.

[Signature page follows]

Broadband Capital Management LLC | 712 Fifth Avenue, New York, New York 10019 | tel 212.759.2020 | fax 212.702.9830

www.broadbandcapital.com

Member FINRA, SIPC

Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to us.

Very truly yours,

BROADBAND CAPITAL MANAGEMENT LLC

		By:	/s/ Michael Rapp
		Name:	Michael Rapp
		Title:	Chairman

Agreed and accepted as of the date first set forth above:

AllTranz, Inc.

By:	/s/ Philip Wagenheim
Name:	Philip Wagenheim
Title:	President

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